UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

Atrium Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43008	39-4639499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Atrium Therapeutics, Inc.

10578 Science Center Drive, Suite 125
San Diego, California 92121
(Address of principal executive offices, including zip code)

(619) 876-0700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 26, 2026, Avidity Biosciences, Inc. (“Avidity”) completed the previously announced separation of all of its assets and liabilities exclusively related to its early stage precision cardiology programs, including ATR 1086 and ATR 1072, and certain collaboration agreements, consisting of those with Bristol-Myers Squibb Company and Eli Lilly and Company, into a separate, independent publicly traded company (the “Separation”), Atrium Therapeutics, Inc. (the “Company”). Following the Separation, Avidity completed the distribution of all of the issued and outstanding shares of common stock of Company, par value $0.001 per share, to holders of shares of Avidity’s common stock, par value $0.0001 per share, at a ratio of one share of the Company’s common stock for every ten shares of Avidity’s common stock (the “Distribution”). As announced previously, the Distribution was effective as of February 26, 2026.

As a result of the Separation and Distribution, the Company became an independent public company and commenced trading under the symbol “RNA” on The Nasdaq Global Select Market on February 27, 2026.

Amended and Restated License Agreement

On February 26, 2026, the Company entered into an Amended and Restated License Agreement (“Amended and Restated License Agreement”) with Avidity amending the original license agreement between the Company and Avidity, dated October 25, 2025 (the “Original License Agreement”), pursuant to which the Company granted to Avidity certain exclusive and non-exclusive licenses under the Company’s platform technology and other intellectual property, and Avidity granted to the Company certain exclusive and non-exclusive licenses under certain intellectual property owned or controlled by Avidity and its subsidiaries following the Separation, as further described in the section of the Information Statement (the “Information Statement”) entitled “Business—Intellectual Property—RemainCo License Agreement” filed as Exhibit 99.1 to Amendment No. 2 to the Registration Statement on Form 10 (the “Form 10”), filed by the Company with the Securities and Exchange Commission on February 17, 2026. Such information is incorporated by reference into this Item 1.01. The Amended and Restated License Agreement expands the scope of intellectual property licensed between Avidity and the Company under the Original License Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated License Agreement, which is attached as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Transition Services Agreement

On February 26, 2026, Avidity and the Company entered into a Transition Services Agreement (the “TSA”). Pursuant to the TSA, Avidity will provide certain transition services to the Company, and the Company will provide certain nominal transition services to Avidity. The TSA further reflects agreement between Avidity and the Company regarding certain Company personnel matters, including an agreed-upon retention program for service providers of the Company.

The foregoing description of the TSA is not complete and is qualified in its entirety by reference to the full text of the TSA, which is attached as Exhibit 10.2 hereto and is incorporated into this Item 1.01 by reference.

Item 5.01.	Changes in Control of Registrant.

Immediately prior to the Separation and Distribution, Avidity was the sole stockholder of the Company. Following completion of the Separation and Distribution, the Company became an independent, publicly traded company, and Avidity retains no ownership interest in the Company.

The description of the Separation and Distribution included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On February 26, 2026, in connection with the Distribution, the following people were elected as directors:

•	Carsten Boess

•	W. Michael Flanagan

•	Simona Skerjanec

•	Troy Wilson

Class I of the Board consists of Ms. Skerjanec and Mr. Boess, and their respective terms will expire at the Company’s first annual meeting of stockholders to be held after the completion of the Distribution.

Class II of the Board consists of Mr. Wilson and Mr. Flanagan, and their respective terms will expire at the Company’s second annual meeting of stockholders to be held after the completion of the Distribution.

Information concerning these individuals, including biographical and compensation information and the information required by Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”), is included in the Information Statement in the section entitled “Corporate Governance and Management.” Such information is incorporated by reference into this Item 5.02.

Mr. Boess, Ms. Skerjanec and Mr. Wilson were appointed to serve as members of the Audit Committee of the Board.

Ms. Boyce, Ms. Skerjanec and Mr. Wilson were appointed to serve as members of the Human Capital Management Committee of the Board.

Each of the non-employee directors of the Company will receive compensation for their service as a director or committee member in accordance with the plans and programs more fully described in the Information Statement under the section entitled “Corporate Governance and Management—Non-Employee Director Compensation,” which is incorporated into this Item 5.02 by reference.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Act.

Executive Officers

In connection with the Distribution, the following individuals were elected to the positions set forth in the table below:

Name	Position
Kathleen Gallagher	President
Brendan Winslow	Chief Financial Officer

Biographical information for each of the executive officers named above can be found in the Information Statement under the section entitled “Corporate Governance and Management—Executive Officers,” which is incorporated into this Item 5.02 by reference.

Except as disclosed in the Information Statement in the section entitled “Certain Relationships and Related Person Transactions,” none of the executive officers set forth above is, or has been since January 1, 2023, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities Act.

Employment Agreements with Certain Executive Officers

On February 26, 2026, the Company entered into employment agreements with each of the executive officers set forth above. A summary of the employment agreements with each of the executive officers can be found in the section entitled “Executive Compensation—Employment Agreements” of the Information Statement and is incorporated into this Item 5.02 by reference.

The descriptions of the foregoing agreements are not complete and are qualified in their entirety by reference to the full text of those agreements, which are attached as Exhibits 10.3 through 10.4 hereto and incorporated into this Item 5.02 by reference.

Certain Compensatory Plans

As described in the Information Statement, certain compensatory plans in which the Company’s executive officers and directors will participate have been adopted by the Company in connection with the Separation and Distribution. The Company’s 2026 Incentive Award Plan and 2026 Employee Stock Purchase Plan are each described in the Information Statement under “Executive Compensation—2026 Incentive Award Plan,” and “Executive Compensation—2026 Employee Stock Purchase Plan,” respectively.

The descriptions of the foregoing plans are not complete and are qualified in their entirety by reference to, the full text of the forms of plans, which are attached as Exhibits 10.5 and 10.6, respectively, to the Form 10, each of which is incorporated into this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated License Agreement, dated as of February 26, 2026, by and between Avidity Biosciences, Inc. and Atrium Therapeutics, Inc.*

10.2	Transition Services Agreement, dated as of February 26, 2026, by and between Avidity Biosciences, Inc. and Atrium Therapeutics, Inc.*

10.3	Employment Agreement, dated as of February 26, 2026, by and between Atrium Therapeutics, Inc. and Kathleen Gallagher#

10.4	Employment Agreement, dated as of February 26, 2026, by and between Atrium Therapeutics, Inc. and Brendan Winslow#

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Portions of this exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K of the Securities Act. The omitted information is not material and is the type of information the Company customarily and actually treats as private or confidential. The Company has determined that the information is both (i) not material and (ii) of the type that the Company treats as private and confidential.

#	Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2026

Atrium Therapeutics, Inc.

By:	/s/ Kathleen Gallagher
Kathleen Gallagher
Chief Executive Officer